                                                                   EXHIBIT 99(d)










                              CLINICOM INCORPORATED
                               THIRD QUARTER 1994

PART I -- FINANCIAL INFORMATION

                             CLINICOM INCORPORATED
                            CONDENSED BALANCE SHEETS
                                     ASSETS

                                                                                  SEPTEMBER 30      DECEMBER 31
                                                                                      1994             1993
                                                                                 ---------------  ---------------
CURRENT ASSETS:
  Cash and cash equivalents....................................................  $    12,210,462  $    15,373,156
  Trade accounts receivable....................................................        7,146,394        4,948,016
  Accrued revenue receivable...................................................        5,111,661        2,693,306
  Inventories..................................................................        3,965,556        2,316,400
  Prepaid expenses.............................................................          190,476          548,358
                                                                                 ---------------  ---------------
    Total current assets.......................................................       28,624,549       25,879,236
                                                                                 ---------------  ---------------
PROPERTY AND EQUIPMENT, at cost:
  Furniture and equipment......................................................          559,545          371,334
  Leasehold improvements.......................................................          373,897          152,458
  Manufacturing equipment and tooling..........................................        1,058,438          702,760
  Research and development equipment and software..............................        2,537,061        2,058,899
                                                                                 ---------------  ---------------
                                                                                       4,528,941        3,285,451
  Less -- Accumulated depreciation and amortization............................       (2,366,786)      (1,898,339)
                                                                                 ---------------  ---------------
                                                                                       2,162,155        1,387,112
                                                                                 ---------------  ---------------
INTERNAL SOFTWARE DEVELOPMENT COSTS, net.......................................        1,016,858          589,012
PURCHASED SOFTWARE, net........................................................        2,273,770        --
                                                                                 ---------------  ---------------
OTHER ASSETS:
  Patent costs, net............................................................           27,623           24,244
  Deposits and other, net......................................................          150,436           30,284
  Non current trade accounts receivable........................................        --                 905,138
                                                                                 ---------------  ---------------
    Total other assets.........................................................          178,059          959,666
                                                                                 ---------------  ---------------
                                                                                 $    34,255,391  $    28,815,026
                                                                                 ---------------  ---------------
                                                                                 ---------------  ---------------
                                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                                               $     3,099,566  $     1,036,102
  Accrued liabilities..........................................................        1,498,436          976,183
  Accrued compensation.........................................................          728,224          637,592
  Commissions payable..........................................................          250,161          548,890
  Warranty and rework reserve..................................................          691,774          545,905
  Deferred revenue.............................................................        1,776,487        2,833,966
                                                                                 ---------------  ---------------
    Total current liabilities..................................................        8,044,648        6,578,638
                                                                                 ---------------  ---------------
STOCKHOLDERS' EQUITY:
  Preferred stock, $.001 par value, 5,000,000 shares authorized; none issued...        --               --
  Common stock, $.001 par value, 30,000,000 shares authorized; 8,546,367 and
   8,052,490 shares issued at September 30, 1994 and December 31, 1993,
   respectively................................................................            8,546            8,052
  Additional paid-in capital...................................................       42,576,120       41,068,680
  Accumulated deficit..........................................................      (16,373,923)     (18,840,344)
                                                                                 ---------------  ---------------
    Total stockholders' equity.................................................       26,210,743       22,236,388
                                                                                 ---------------  ---------------
                                                                                 $    34,255,391  $    28,815,026
                                                                                 ---------------  ---------------
                                                                                 ---------------  ---------------

                 The accompanying notes to financial statements are an integral part of these balance sheets.

                             CLINICOM INCORPORATED
                       CONDENSED STATEMENTS OF OPERATIONS

                                                         FOR THE THREE MONTHS           FOR THE NINE MONTHS
                                                          ENDED SEPTEMBER 30             ENDED SEPTEMBER 30
                                                     ----------------------------  ------------------------------
                                                         1994           1993            1994            1993
                                                     -------------  -------------  --------------  --------------
SALES:
  Net system sales.................................  $   5,370,162  $   5,222,094  $   17,472,078  $   13,218,867
  Client support services..........................      1,159,800        535,693       2,666,234       1,434,219
                                                     -------------  -------------  --------------  --------------
                                                         6,529,962      5,757,787      20,138,312      14,653,086
                                                     -------------  -------------  --------------  --------------
COSTS AND EXPENSES:
  Cost of sales and support services...............      3,662,956      2,894,534      10,319,867       7,754,706
  Research and development.........................        835,731        622,102       2,349,119       1,700,387
  Selling and marketing............................      1,071,194        793,447       3,387,485       1,900,902
  General and administrative.......................        809,063        397,060       1,984,243       1,238,793
                                                     -------------  -------------  --------------  --------------
                                                         6,378,944      4,707,143      18,040,714      12,594,788
                                                     -------------  -------------  --------------  --------------
INCOME FROM OPERATIONS.............................        151,018      1,050,644       2,097,598       2,058,298
OTHER INCOME (EXPENSE):
  Interest income..................................        162,248         83,473         588,534         151,407
  Interest expense.................................       --                 (774)       --               (13,698)
  Other............................................       --                5,725           2,289          16,916
                                                     -------------  -------------  --------------  --------------
NET INCOME BEFORE INCOME TAXES.....................        313,266      1,139,068       2,688,421       2,212,923
PROVISION FOR INCOME TAXES.........................        (22,000)      (107,000)       (222,000)       (187,000)
                                                     -------------  -------------  --------------  --------------
NET INCOME.........................................  $     291,266  $   1,032,068  $    2,466,421  $    2,025,923
                                                     -------------  -------------  --------------  --------------
                                                     -------------  -------------  --------------  --------------
INCOME PER COMMON SHARE
  Primary..........................................  $        0.03  $        0.12  $         0.28  $         0.26
                                                     -------------  -------------  --------------  --------------
                                                     -------------  -------------  --------------  --------------
  Fully diluted....................................  $        0.03  $        0.12  $         0.28  $         0.26
                                                     -------------  -------------  --------------  --------------
                                                     -------------  -------------  --------------  --------------
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
  Primary..........................................      8,926,891      8,736,662       8,918,029       7,796,399
                                                     -------------  -------------  --------------  --------------
                                                     -------------  -------------  --------------  --------------
  Fully diluted....................................      8,928,428      8,763,823       8,918,757       7,881,417
                                                     -------------  -------------  --------------  --------------
                                                     -------------  -------------  --------------  --------------

            The accompanying notes to condensed financial statements
              are an integral part of these condensed statements.

                             CLINICOM INCORPORATED
                       CONDENSED STATEMENTS OF CASH FLOWS

                                                                                           FOR THE NINE MONTHS
                                                                                            ENDED SEPTEMBER 30
                                                                                         ------------------------
                                                                                            1994         1993
                                                                                         -----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income...........................................................................  $ 2,466,421  $ 2,025,923
  Adjustments to reconcile net income to net cash used in operating activities --
    Depreciation and amortization......................................................      766,009      406,452
    Loss on disposal of assets.........................................................      --             9,485
    Additions to inventory reserve.....................................................        4,015      323,930
    Loss on abandonment of patents.....................................................      --            13,763
    Additions to warranty reserve......................................................      165,703      356,411
    Increase in stockholders' notes and interest payable...............................      --            13,494
  Decrease (increase) in --
    Trade accounts receivable..........................................................   (2,198,378)  (2,691,636)
    Accrued revenue receivable.........................................................   (2,356,445)  (1,754,232)
    Inventories........................................................................   (1,722,499)     (61,539)
    Prepaid expenses...................................................................      357,882       68,671
    Deposits, other, and non current accounts receivable...............................      888,319       (6,549)
  Increase (decrease) in --
    Accounts payable...................................................................    2,063,464     (168,137)
    Accrued liabilities................................................................      314,156      485,749
    Warranty reserve...................................................................      (19,834)     (56,529)
    Deferred revenue...................................................................   (1,057,479)  (1,060,803)
                                                                                         -----------  -----------
      Net cash flows from operating activities.........................................  $  (328,666) $(2,095,547)
                                                                                         -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment...................................................  $(1,144,161) $  (579,278)
  Patent costs.........................................................................       (7,498)      (1,799)
  Internal software development costs..................................................     (571,026)    (237,899)
  Short-term investments...............................................................      --         1,500,681
  Proceeds from sale of fixed assets...................................................      --            31,150
  Acquisition of KSH Systems, Inc......................................................   (2,619,277)     --
                                                                                         -----------  -----------
    Net cash flows from investing activities...........................................   (4,341,962)     712,855
                                                                                         -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayments of notes payable..........................................................      --            (1,576)
  Payment of stockholders' notes and interest payable..................................      --          (779,835)
  Issuance of common stock, net of offering costs......................................      --        10,840,897
  Proceeds from exercise of warrants...................................................      --           774,375
  Exercise of common stock options and employee stock purchases........................    1,507,934       31,707
                                                                                         -----------  -----------
    Net cash flows from financing activities...........................................    1,507,934   10,865,568
                                                                                         -----------  -----------
NET CHANGE IN CASH AND CASH EQUIVALENTS................................................   (3,162,694)   9,482,876
CASH AND CASH EQUIVALENTS, beginning of period.........................................   15,373,156    3,426,520
                                                                                         -----------  -----------
CASH AND CASH EQUIVALENTS, end of period...............................................  $12,210,462  $12,909,396
                                                                                         -----------  -----------
                                                                                         -----------  -----------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION AND NONCASH INVESTING AND FINANCING
 ACTIVITIES:
  Cash paid during period for interest.................................................      --       $   523,524
                                                                                         -----------  -----------
                                                                                         -----------  -----------
  Inventory transferred to property and equipment......................................  $    69,326  $    31,742
                                                                                         -----------  -----------
                                                                                         -----------  -----------

            The accompanying notes to condensed financial statements
              are an integral part of these condensed statements.

                             CLINICOM INCORPORATED
                    NOTES TO CONDENSED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1994

NOTE 1:  PRESENTATION
    The accompanying financial information should be read in conjunction with the annual financial statements and notes thereto for the year ended December 31, 1993 included in the Company's 10-K. The financial information as of September 30, 1994 and for the three and nine months ended September 30, 1994 and 1993 is unaudited; however, in the opinion of management, such information reflects all adjustments (consisting of normal recurring adjustments) which are necessary for the fair presentation of such information. The results of operations for the three and nine months ended September 30, 1994 are not necessarily indicative of the results for the entire fiscal year.

NOTE 2:  INVENTORIES
    Inventories are stated at the lower of cost (first-in, first-out) or market, and consist of the following:

                                                                  SEPTEMBER 30    DECEMBER 31
                                                                      1994           1993
                                                                  -------------  -------------
Finished goods..................................................  $   2,698,818  $     828,351
Raw materials and components....................................      1,266,738      1,488,049
                                                                  -------------  -------------
                                                                  $   3,965,556  $   2,316,400
                                                                  -------------  -------------
                                                                  -------------  -------------

NOTE 3:  EARNINGS PER SHARE
    Earnings per share calculations are based on the daily weighted average number of common and common stock equivalents outstanding during each period. The dilutive effect of common stock equivalents from stock options and warrants is based on the treasury stock method using the average market price for each period or, for fully diluted earnings per share, the closing stock price for each period if higher.

NOTE 4:  PUBLIC OFFERING
    In July, 1993, the Company completed a stock offering. In conjunction with this offering, all outstanding common stock purchase warrants were exercised. This increased the number of shares of common stock outstanding by 662,500. Subsequently, the exercise of common stock options has increased the number of common shares outstanding to 8,546,367.

NOTE 5:  KSH SYSTEMS, INC. ACQUISITION
    On June 21, 1994, CliniCom Incorporated purchased substantially all of the assets of KSH Systems, Inc. The purchase price of $2,619,277 was allocated as follows: purchased software $2,407,367, other assets $120,000, trade accounts receivable $61,910 and property and equipment $30,000. The purchased software is being amortized over five years and other assets is being amortized over two years.

NOTE 6:  MAJOR CUSTOMERS
    The following customers accounted for more than 10% of total net sales for the three and nine months ended September 30, 1994 and 1993:

                                     FOR THE THREE MONTHS      FOR THE NINE MONTHS
                                      ENDED SEPTEMBER 30        ENDED SEPTEMBER 30
                                   ------------------------  ------------------------
                                      1994         1993         1994         1993
                                   -----------  -----------  -----------  -----------
A................................       24.9%                     17.6%
B................................       15.8%
C................................                                 10.0%
D................................                    25.8%
E................................                    24.5%
F................................                    12.6%
G................................                                              11.2%
H................................                                              10.9%
I................................